UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 8, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                  0-22250              95-4431352
  (State or Other Jurisdiction    (Commission          (IRS Employer
      of Incorporation)           File Number)       Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Reference is made to the letter agreement between Registrant and Brian K. Service, dated August 8, 2003, and the press release of Registrant, issued on August 11, 2003, which are incorporated herein by this reference. A copy of the letter agreement and the press release is attached to this Form 8-K as Exhibits
10.1 and 99.1, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

     10.1 Letter Agreement between Registrant and Brian K. Service, dated August 8, 2003.

     99.1 Press Release, dated August 11, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 11, 2003                    3D SYSTEMS CORPORATION



                                   /s/ Keith Kosco
                                   ----------------------------------
                                   By:  Keith Kosco
                                   Its: General Counsel and Corporate Secretary

                                  EXHIBIT INDEX

EXHIBITS

10.1 Letter Agreement between Registrant and Brian K. Service, dated August 8, 2003.

99.1   Press Release, dated August 11, 2003.